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                                                                 Exhibit 23(i)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-95602114 and 33-96583181 on Form S-8 and Registration Statement No. 33-95562329 on Forms S-8 and S-3 of Curtiss-Wright Corporation, of our reports dated February 20, 2004, appearing in and incorporated by reference in the Annual Report on Form 10-K of Curtiss-Wright Corporation for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP

Parsippany, NJ
March 9, 2004